UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 3, 2018

CADENCE DESIGN SYSTEMS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-15867	00-0000000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2655 Seely Avenue, Building 5 San Jose, California		95134
(Address of Principal Executive Offices)		(Zip Code)

(408) 943-1234

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Stockholders of Cadence Design Systems, Inc. (“Cadence”) held on May 3, 2018, Cadence stockholders voted on the following proposals, which are described in detail in Cadence’s Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 23, 2018:

1.	A proposal to elect the nine (9) directors named in the Proxy Statement to serve until the 2019 Annual Meeting of Stockholders and until their successors are elected and qualified, or until the director’s earlier death, resignation or removal. This proposal was approved as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Mark W. Adams	219,844,745	1,968,548	222,641	21,735,654
Susan L. Bostrom	218,473,861	3,338,367	223,706	21,735,654
Dr. James D. Plummer	216,436,166	5,375,447	224,321	21,735,654
Dr. Alberto Sangiovanni-Vincentelli	217,795,408	4,048,484	192,042	21,735,654
Dr. John B. Shoven	212,194,754	9,057,421	783,759	21,735,654
Roger S. Siboni	214,141,848	7,660,996	233,090	21,735,654
Young K. Sohn	221,059,991	755,536	220,407	21,735,654
Lip-Bu Tan	215,765,011	6,093,651	177,272	21,735,654
Mary Agnes Wilderotter	221,274,470	557,115	204,349	21,735,654

2.	A proposal to approve the amendment of the Omnibus Equity Incentive Plan. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
208,462,350	13,318,952	254,632	21,735,654

3.	A proposal to approve the amendment of the Employee Stock Purchase Plan. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
221,352,836	633,541	49,557	21,735,654

4.	An advisory resolution to approve named executive officer compensation. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
213,782,893	7,927,556	325,485	21,735,654

5.	A proposal to ratify the selection of KPMG LLP as the independent registered public accounting firm of Cadence for its fiscal year ending December 29, 2018. This proposal was approved as set forth below:

For	Against	Abstain	Broker Non-Votes
240,490,522	3,037,854	243,212	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 4, 2018

CADENCE DESIGN SYSTEMS, INC.

By:	/s/ James J. Cowie
James J. Cowie
Senior Vice President, General Counsel and Secretary

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